LONGLEAF PARTNERS FUNDS SM

QUARTERLY REPORT

at March 31, 2003

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	9
Performance History and Portfolio Summary	11
Portfolio of Investments	12

Longleaf Partners International Fund (International Fund)
Management Discussion	14
Performance History and Portfolio Summary	17
Portfolio of Investments	18

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	22
Performance History and Portfolio Summary	25
Portfolio of Investments	26
Appendix	29
Service Directory	35

Forward Looking Statement Disclosure

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. You may obtain a current copy of the Prospectus by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

We are displeased to report quarterly results that were below our objective of inflation plus 10%. In spite of disappointing performance over the last three months, all three Longleaf Funds have produced important absolute and relative returns during the three-plus year bear market which continued through March 31, 2003.

Bear Market Cumulative Returns*

3/10/00 – 3/31/03

Partners Fund	40.8%
S&P 500	(36.5)%
International Fund	7.7%
EAFE	(47.5)%
Small-Cap Fund	20.8%
Russell 2000	(37.0)%

*	March 10, 2000 is the generally recognized starting point for the recent bear market.

These results have contributed to an Overall Morningstar RatingTM of 5 stars, its highest, for Longleaf Partners Fund and Longleaf International, reflecting top 10% performance in the mid-cap value and foreign stock categories, while Longleaf Small-Cap earned 4 stars in the universe of small value funds. In addition, Lipper ranks Longleaf Partners Fund number one of 46 multicap value funds for the last 15 years.((1))

The portfolios are well positioned

Long-term Longleaf investors know that neither the short-term absolute performance frustration nor the relative performance victories matter as much as two critical metrics: the prices of our businesses in relation to their intrinsic values, and how quickly those intrinsic values are building. Current price-to-value ratios in all three Funds suggest significant opportunity ahead. The P/V averages are not only below historic norms, but more importantly, we own the highest quality companies that we have ever assembled. Although bear markets are never enjoyable, a rational investor armed with corporate appraisals uses prevailing fear

(1) See footnote on page 7.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

not only to put cash to work intelligently, but also to upgrade portfolio quality. Over the last three months we believe we have done both, leading to the second critical metric: growth in value.

Because the companies that we own have competitive advantages and produce free cash flow, even in this anemic economy they are increasing intrinsic values at well above what we would consider to be a normal discount rate. This value growth, which has nothing to do with a stock’s short-term price movement, is why we sleep well after reporting negative 90-day results. Paraphrasing Warren Buffett, “Time is the friend of the great business.” If we bought only cheap assets without regard to quality, we would often find ourselves clinging to the hope that some “catalyst” would realize the valuation difference before our capital rotted. Even though business value in the Funds’ portfolios is building at an acceptable pace through the retention of free cash flow, the current bear market in many cases is obscuring this progress. Thus, we believe the recognition of intrinsic worth and our quotational returns are being postponed, not foregone.

In 2001 the terrorist attacks and economic downturn impaired some of our investees’ corporate values. We discussed the lack of value growth in that year’s Annual Report and warned that while our 12-month returns were sparkling, we probably faced a headwind for future performance because our P/V’s were temporarily high. This situation has now reversed. With growing values and lower stock prices, now is a good time to commit additional capital to the Longleaf Partners Funds. If corporate worth is not the anchor for your investment decisions, then frustration with our short-term results may continue since we cannot predict when prices will reach appraisals. Over the next quarter or year we have little insight into what general equity returns or Longleaf’s performance will look like. Over a five year horizon, we can state our conviction that underpriced stocks with growing business values are much more likely to gain fair recognition.

Our investees echo our confidence. They have the best information to make objective appraisals and are acting on the large discrepancies between price and value with meaningful share repurchases. We have not seen this magnitude of buybacks since we reviewed repurchase levels at our 2000 Annual Shareholder Presentation. Those share repurchase programs presaged strong absolute returns for Longleaf over the next two years in the teeth of a significant bear market.

Choosing good corporate partners

Assessing management is one of the cornerstones of our three investment criteria – good business, good people, and good price. Our ability to identify

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

capable managers warrants review in the wake of our disastrous Small-Cap investment in Fleming. As we reflect on our management research process, we consider the following:

(1)	The qualitative assessment of management is by far the hardest thing we do. Quantifying and appraising cash flows, analyzing competitive advantages, and dissecting financials are a basic part of our research, but they are not as hard as properly sizing up corporate management partners. We scrutinize a person’s business history as well as his or her personal actions and we interview many people who have had dealings with the person. Human track records are not always perfect predictors of their future performance.

(2)	We are going to make mistakes on people – the relevant issues are the number and severity. Even with Longleaf’s concentrated discipline our three Funds own 54 companies. This is 54 CEOs, 54 CFOs, and more than 54 operating heads whom we try to know very well. Out of these many judgments we ask ourselves constantly if our mistakes are measured by the handful or the dozens. Fortunately over Southeastern’s 28 year history it has been the former. In addition, the majority of our bad calls on people have been manageable mistakes that were erased by great businesses and/or bull markets. A few have been worst-case stories like Fleming where a company is run into the wall. We admit both types of mistakes and try to improve our process by lessons learned. We move on without firing ourselves because our investment successes materially outweigh the occasional losses. We and our other shareholders will be unhappy about an error, but errors combined with successes determine our ultimate evaluation – our long-term absolute returns.

(3)	We are very pleased with most of our current management partners. We cannot overemphasize that our enthusiasm is without regard to current stock prices. Several examples illustrate the complete disconnect between our partners’ progress and the stock market’s assessment of them.

Our worst single performing region for stocks was Japan and our largest single holding there is NipponKoa Fire and Marine. NipponKoa’s CEO, Ken Matsuzawa, is making outstanding tangible progress in capital allocation and governance (having already demonstrated his underwriting skills). The Barron’s article enclosed with this report elaborates. Because financially desperate life insurance companies and banks are dumping shares, the stock price does not reflect the fundamental progress. With a five year time horizon, not only is the unwinding of the banks’ crossholdings not a

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

concern, it is a huge opportunity for management to grow value per share more rapidly through share repurchases. Why do we not wait to purchase the company until the unwinding finishes? Because, the bigger risk is missing the $.40 dollar and its potential large payoff. Stock prices can be most ephemeral and almost never reach appraised values in steady patterns or straight lines.

Our worst performer this quarter in both the International and Partners Funds was Vivendi. Jean René Fourtou has disposed of assets much faster than anyone anticipated, and also purchased a controlling interest in Cegetel at a compelling minority interest price. In an unusual situation for Europe, Vivendi’s top management is compensated almost entirely in stock and thus their financial futures are tied closely to ours. Fourtou has gone a step further by buying significant amounts of the stock personally. Yet the market hates this situation in large part because of the Cegetel purchase. Instead of signaling an intent to be an entertainment company and reducing debt immediately by selling assets at distressed prices, management has acted opportunistically and prudently but without regard for a grand strategy desired by analysts and journalists. We will take value creation over style every time, especially if the only tradeoff is having to exercise patience.

Our holding most despised by Wall Street is Level 3, a meaningful position in both Partners and Small-Cap through our ownership of the bonds and converts. This stock is, according to a Bloomberg computation based on sell-side recommendations, the most disdained solvent company with a market cap over $100 million. There are no Wall Street proponents because the stock has dropped from $120 to $3, there is telecom overcapacity, and competitors have been purging their debt through bankruptcy reorganizations (although the removal of debt does not improve the gross margins nor the pre-interest operating margins of these inferior competitors). If one steps back to assess the fundamental advantages of Level 3 combined with the multi-decade track record of Walter Scott and Jim Crowe as well as their most recent capital allocation decision to buy Genuity, objectively there is no way to give the management team anything other than high marks.

Publicly laying out examples like these exposes us to potential criticism if our corporate leaders at these three companies fail to execute. We accept that possibility because we believe it is important to communicate openly with our owners. Although assessing people is an imperfect exercise that humbles us on occasion, we feel strongly about its importance. As much as avoiding incapable

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

partners helps protect capital and avoid criticism, successfully investing with the right partners makes the difference between adequate and superior results.

Annual Shareholder Presentation

We hope that many of you will join us for our Annual Shareholder Presentation on Monday, May 5th at 5:30 p.m. at the Memphis Botanic Garden. Information is on our web site about the location and hotel options. We always enjoy the opportunity to see so many of our partners and to answer your questions in person.

A note of special interest, especially to those who invest through Schwab

Charles Schwab will no longer allow its customers to purchase shares of Longleaf because the Funds will not pay Schwab fees that we view as duplicative and excessive. Longleaf does not pay any firm to distribute the Funds or to provide sub-accounting work for their customers. Investors who own Longleaf via Schwab already pay that firm a transaction fee for services they receive from Schwab.

Specifically, Schwab has demanded that in addition to the fees its customers pay, Longleaf pay $20 per account held there. Longleaf’s trustees have decided that paying fees is not in the best interest of Fund shareholders because:

(1)	The fees would effectively cause our direct shareholders who hold 80% of the Funds’ assets to subsidize Schwab shareholders who hold 20%. If Schwab is not covering its costs, it’s only appropriate to ask those who desire Schwab’s services to pay.

(2)	Since our transfer agent agreement is asset based, not based on number of accounts or transactions, Longleaf shareholders already pay transfer agent fees for assets held at Schwab. A per account fee to Schwab would result in the Funds paying transfer agent costs twice on assets held at Schwab.

(3)	The Funds’ total transfer agent expense would increase by 50%.

(4)	The amount of the fee is excessive. Longleaf pays PFPC about 3 basis points for the Funds’ transfer agent work. The proposed $20 fee per Schwab account equates to twice that much — 6 basis points on the assets held at Schwab.

(5)	Schwab is already collecting substantial mutual fund related fees from two sources. First, Schwab receives 25-40 basis points from any “One Source” funds that a customer owns. Second, for “Non-One Source” funds Schwab

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

charges its customer a transaction fee (“TF”) to cover the services Schwab provides that customer. Schwab is now trying to add a third revenue stream by demanding $20 per account from every “TF” fund such as Longleaf in addition to what Schwab’s customer pays, essentially seeking payment twice for the same services.

(6)	Schwab’s decision to charge Longleaf is not related to any significant additional services or increased value that Schwab is delivering to our shareholders.

How will Longleaf shareholders be affected?

•	Sometime around June 1, 2003 Schwab will no longer allow purchases of Longleaf except for a select group of financial advisors whom Schwab chooses as exceptions.

•	The Funds’ transfer agent fees will not go up.

What are the options for Schwab customers who want to continue to purchase Longleaf shares?

(1) Keep your current account at Schwab and open a direct account with Longleaf when you want to increase your stake. Our direct account minimum is $10,000.

(2) Transfer your Longleaf shares from Schwab into a direct account at Longleaf where you can add shares as desired without paying the fees you are currently paying at Schwab. This is the option your managers have always used as the largest shareholder group across the Longleaf Funds. As long as you transfer shares and do not sell and then reinvest, this is not a taxable transaction. Call 800-445-9469 for the forms to move your account from Schwab to Longleaf.

(3) If you have multiple investments and want to retain the convenience of one account statement, you can transfer your investments to other clearing firms which continue to offer Longleaf at no increased cost. TD Waterhouse and Fidelity are two of the larger firms that offer similar services, and there are a number of other companies that allow investors to buy Longleaf.

We apologize for the long explanation, but we want to keep our partners informed of changes that affect them. As more details become available, we will post updates on Longleaf’s web site. If you have questions, please call us at 800-445-9469.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

A few more thoughts

We appreciated receiving so many ideas on the web site regarding suggestions for the quarterly report. We have tried to address some items in both this shareholder letter and the discussion of each Fund. We must balance some specific inquiries with our desire to protect shareholder interests. Because of the proprietary nature of our research and because of real-time changes going on at some holdings, we are guarded in the depth of discussion we are willing to have on individual companies. For most questions that we did not cover in the flow of this report, we have included an Appendix in the back. Please take the time to review what is on shareholders’ minds. We found it a useful exercise.

Any investment comment regarding the Iraqi conflict borders on the disrespectful since our observations are so trivial compared to what is at stake. Our thoughts and prayers go out to our military, their families, our national leadership, and all involved civilians.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

(1)	For each fund with at least a three year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive four stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five, and ten year (if applicable) Morningstar Rating metrics. The Partners Fund was rated against the following numbers of U.S. domiciled mid-cap value funds over the following time periods: 167 funds in the last three years, 125 funds in the last five years, and 44 funds in the last ten years. With respect to these domestic mid-cap value funds the Partners Fund received a rating of 5 stars, 4 stars, and 5 stars for the three, five, and ten year periods, respectively. The Small Cap Fund was rated against the following numbers of U.S. domiciled small value funds over the following time periods: 178 funds in the last three years, 122 funds in the last five years, and 30 funds in the last ten years. With respect to these domestic small value funds the Small Cap Fund received a rating of 3 stars, 4 stars, and 5 stars for the three, five, and ten year periods, respectively. The

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

International Fund was rated against 681 U.S. domiciled foreign stock funds for the last three years and received a Morningstar Rating of 5 stars for the three year period. ©2003 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. According to Lipper, for the 1, 5, 10 and 15 year periods ended March 31, 2003, Longleaf Partners Fund’s cumulative total return (including reinvested dividends and distributions) was ranked against the following numbers of Multi-Cap Value Funds: 44 out of 488 funds (1 year), 14 out of 246 funds (5 year), 5 out of 86 funds (10 year), and 1 out of 46 funds (15 year). Under Lipper’s criteria, Multi-Cap Value Funds are those “that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (over a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales- per-share growth value, compared to the S&P SuperComposite 1500 Index”. For purposes of comparison, a fund is categorized at the end of the time period. ©2003 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Past performance is no guarantee of future results.

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

The Partners Fund’s (1.0)% return in the first quarter (the S&P 500 posted (3.1)%) could lead shareholders to the conclusion that we have made no progress in 2003. The opposite is true. Most of the companies we own have grown their values and we have strengthened the portfolio with three new purchases. As a result, the Fund’s quality of holdings has improved and the price-to-value ratio of 59% has become more attractive. Even though recent results are not satisfactory, being fully invested in superior businesses with a low P/V ratio implies strong long-term future returns.

We thought it would be useful to highlight specific recent progress our investees have made. While some prices rose in the quarter, each of these businesses still sells for a meaningful discount to its intrinsic worth. In several companies’ cases, fundamental improvements were unrecognized and their stocks declined over the last three months. The following stocks had the largest impact on the Fund’s first quarter performance.

•	Comcast: Began integrating the AT&T broadband acquisition and deleveraging by announcing the unwinding of its Time Warner Entertainment venture. Stock rose 21%.

•	Aon: Continued double-digit growth in insurance brokerage revenues at increased margins. Stock rose 10%.

•	Level 3: Purchased Genuity at a price that was immediately value accretive, adding high margin revenues over a uniquely low fixed cost communications system. Stock rose 5%.

•	Disney: Improved ABC’s programming, helping produce higher ad revenues. Stock rose 4%.

•	General Motors – Hughes: Strengthened operating management at DirecTV and pursued discussions with interested acquirers. (Since quarter-end News Corp. has announced its plan to acquire control of GMH.) Stock rose 5%.

•	Waste Management: Cut fixed and variable costs and reinvested significant free cash flow in value-building stock repurchases. Stock fell 8%.

•	Hilton: In spite of near-record low occupancies, Hilton maintained its sizable free cash flow “coupon”. Stock fell 9%.

•	Telephone and Data Systems: Used a debt free balance sheet to initiate a major stock buyback program. Stock fell 13%.

•	NipponKoa Insurance: Retired shares, strengthened investment management, and continued underwriting profitably. Stock fell 13%.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

•	Vivendi: Closed purchase of controlling interest in Cegetel, restructured debt for better financial flexibility, worked on further divestitures to reduce debt, and attracted bidders for entertainment assets. ADR’s fell 17%.

In spite of the corporate improvements, our companies remain underpriced in the market. The uncertainty of the war and the U.S. economy added intermittent psychological pressure to our stocks. The volatility over the last three months presented three new investment opportunities that we purchased using our cash reserves combined with proceeds from the sale of Plum Creek and net inflows of over $140 million that the Fund received (thanks to our great partners). We have previously owned two, Diageo and Philips Electronics, which have become stronger companies since we sold them at full value. Diageo owns the top spirits brands in the world and has a market share twice its strongest competitor. Superior distribution and consumer preference have enabled them to both grow the units sold and increase prices even in a somewhat depressed environment. Paul Walsh and his team have built value by focusing on the alcohol beverage business and selling other assets such as Pillsbury and Burger King.

Philips has continued to sell non-core operations, redeploy capital in businesses that are number one or two in their respective industries, and move manufacturing to low cost locations. The company’s important semiconductor division has huge earnings ability when the chip cycle turns, and the stock market currently affords it negative value.

We encourage our partners to increase their stakes in the Fund. In addition to taking advantage of this high quality, underpriced portfolio, taxable investors should know that the NAV at quarter-end contained no distributable realized gains and relatively minor unrealized appreciation. Encouraging cash inflows is an opportunistic recommendation, and not part of a strategy to grow the Fund’s size. In general a larger pool of assets can make trading more difficult and shrink the universe of available stocks by eliminating smaller market caps. We are always mindful of protecting our existing shareholders, especially since we are one of the largest. We do not have a proactive sales effort to attract new assets, and we will only encourage our partners to add capital when the Fund’s incremental investment opportunities would lower the overall P/V. Conversely, if size begins to inhibit our long-term success or if new cash would otherwise be detrimental to shareholders, we will close the Fund as we have twice before.

Partners Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2003

			Value-Line
	Partners	S&P 500	(Geometric)	Inflation
	Fund	Index	Index	Plus 10%

Year-to-Date	(1.03)%	(3.10)%	(7.39)%	4.32%
One Year	(15.30)	(24.76)	(35.36)	13.02
Five Years	4.41	(3.78)	(13.33)	12.58
Ten Years	13.12	8.52	(1.35)	12.52

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 33.3% of Net Assets)

Comcast Corporation (CMCSK and CMCSA)	7.9%
Largest broadband cable operator in the U.S. with over 21 million subscribers.

Level 3 Communications, Inc. (Convertible Corporate Bonds)	7.1%
Provides telecommunication and information services, including local, long distance, data transmission, and Internet services.

The Walt Disney Corporation (DIS)	6.7%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, theme parks, and movie studios, as well as other assets.

FedEx Corporation (FDX)	6.3%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Pioneer Natural Resources Company (PXD)	5.3%
Oil and gas exploration and production company with reserves in North America, Argentina, and South Africa.

PORTFOLIO CHANGES

January 1, 2003 through March 31, 2003

New Holdings	Eliminations

Automatic Data Processing, Inc. Diageo plc Koninklijke (Royal) Philips Electronics N.V. Koninklijke (Royal) Philips Electronics N.V. ADR	Plum Creek Timber Company, Inc.

Partners Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2003 (Unaudited)

Shares			Value

Common Stock 90.0%
		Beverages 3.5%
16,832,505		Diageo plc (Foreign)	$172,528,521
		Broadcasting and Cable 13.0%
3,851,929	*	Comcast Corporation – Class A	110,126,650
9,978,000	*	Comcast Corporation – Class A Special	274,295,220
22,328,400	*	General Motors Corporation – Class H	250,078,080

			634,499,950

		Data Processing 3.0%
4,781,700		Automatic Data Processing, Inc.	147,228,543
		Entertainment 6.7%
19,046,000		The Walt Disney Corporation	324,162,920
		Environmental Services 4.7%
1,762,800	*	Allied Waste Industries, Inc.	14,084,772
10,161,100		Waste Management, Inc.	215,212,098

			229,296,870

		Lodging 9.1%
18,050,700		Hilton Hotels Corporation	209,568,627
7,360,000		Marriott International, Inc.	234,121,600

			443,690,227

		Multi-Industry 8.5%
5,000,000		General Motors Corporation	168,100,000
14,386,570		Vivendi Universal SA (Foreign)	191,213,905
4,141,900		Vivendi Universal SA ADR (Foreign)	55,501,460

			414,815,365

		Natural Resources 8.0%
10,257,000	*	Pioneer Natural Resources Company	257,450,700
2,900,000		Rayonier Inc.	127,774,000

			385,224,700

		Property & Casualty Insurance 9.2%
12,057,000		Aon Corporation	249,338,760
61,148,000		The NipponKoa Insurance Company, Ltd. (Foreign)	196,985,461

			446,324,221

		Publishing 3.6%
2,973,300		Knight Ridder, Inc.	173,938,050
		Real Estate 2.3%
13,284,900		Trizec Properties, Inc.	112,921,650
		Restaurants 4.9%
9,880,000	*	Yum! Brands, Inc.	240,380,400

Partners Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2003 (Unaudited)

Shares		Value

	Technology 4.2%
11,563,035	Koninklijke (Royal) Philips Electronics N.V. (Foreign)	$181,571,447
1,531,965	Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	23,883,334

		205,454,781

	Telecommunications 3.0%
3,598,500	Telephone and Data Systems, Inc.	147,214,635
	Transportation 6.3%
5,615,000	FedEx Corporation	309,218,050

	Total Common Stocks (Cost $4,435,915,521)	4,386,898,883

Principal
Amount

Corporate Bonds 7.1%
Telecommunications 7.1%
230,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12 (Cost $230,000,000)	348,035,080

Short-Term Obligations 2.8%
135,695,000	Repurchase Agreement with State Street Bank, 0.60% due 4-1-03, Repurchase price $135,697,262 (Collateralized by U.S. government agency securities)	135,695,000

		483,730,080

Total Investments (Cost $4,801,610,521)(a)	99.9%	4,870,628,963
Other Assets and Liabilities, Net	0.1	6,050,776

Net Assets	100.0%	$4,876,679,739

Net asset value per share		$22.01

* Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

215,000,000	Euro 6-27-03	$233,887,010	$(23,401,610)
14,500,000,000	Japanese Yen 6-27-03	122,644,382	(1,344,458)
11,000,000,000	Japanese Yen 9-22-03	93,294,076	(1,028,452)

		$449,825,468	$(25,774,520)

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund declined 11.8% during the first quarter compared to an 8.2% loss for the EAFE Index. Most of the Fund’s holdings fell during a quarter of international institutional selling. The war in Iraq and continued forced liquidations by mutual funds, European insurers, and Japanese financial institutions often overshadowed positive company developments.

The Fund’s price declines were proportionally spread across our holdings in Europe, Japan, and Canada. Various combinations of the macro factors mentioned above, rather than company specifics, drove most of these declines. In fact, each of the following companies is making fundamental progress although their stock prices were the largest detractors from the Fund’s three-month performance.

•	Vivendi: Closed purchase of controlling interest in Cegetel, restructured debt for better financial flexibility, worked on further divestitures to reduce debt, and attracted bidders for entertainment assets.

•	Renault: Continued to reap handsome returns from its Nissan investment in terms of both Nissan’s profit growth and Renault’s own operations.

•	Fairfax: Continued to improve combined ratios in underwriting business, posted strong investment returns, and had credit ratings at ongoing subsidiaries affirmed by A.M. Best.

•	Nippon Broadcasting: Company’s primary asset, Fuji TV, had stable performance awaiting an improvement in advertising revenues.

•	NipponKoa Insurance: Retired shares, strengthened investment management, and continued underwriting profitably.

Two of the Fund’s biggest disappointments in 2002 had the largest positive impact on Longleaf International in the first three months of this year. Amdocs won several new contracts despite the dearth of telco capital spending. The market began to acknowledge the strategic importance of this business, its financial and competitive strengths, and the capabilities of its management team. Cable & Wireless, led by a new, properly incented management team that resolved a key tax liability issue, has nearly doubled from its lows, and has been the leader in the FTSE index after being the worst performer last year. Our experience with these two companies illustrates the importance of having patience and using appraisals to determine sell decisions. Others might have sold these last year after disappointing results reduced their intrinsic values and caused the stocks to fall. In spite of the bad news we continued to hold both companies because their lower business values remained far above their market prices, and we believed their intrinsic values would grow and be recognized. Our long-term

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

perspective has thus far enabled us to recoup some of our losses at Cable and Wireless. Thanks to the large margin of safety in our original purchase price, Amdocs is now one of the Fund’s most profitable investments.

Although prices were volatile, our holdings remained largely unchanged. We eliminated our stake in Fuji Fire and Marine and closed our short position in Nissan Motor because Nissan’s value grew to approach its market price. Renault owns 44% of Nissan, but trades at a discount to the market price of its Nissan investment, i.e. the market assigns no value to parent Renault. We shorted Nissan to create a Renault “stub.” The value growth at Nissan and Renault along with declines in the prices of each make an outright investment in Renault more attractive than the stub. Renault now trades at 4x current earnings which are expected to rise as new products roll out this year.

We are disappointed with our stocks’ performance over the quarter and the past two years. However, as the Fund’s largest shareholders, we are optimistic for several reasons.

1)	Our price-to-value ratio is below 50% compared to over 60% at this time last year.

2)	The quality of the businesses we own is higher than in prior years.

3)	Current prices reflect the disappointments we have encountered at a few holdings.

4)	Though it is cold comfort to recent shareholders, since inception in 1998 the Fund has compounded annually at 7.7%, outperforming EAFE’s annual loss of (7.1)% by 14.8 percentage points. Preserving capital during a tremendous bear market is testament to the importance of insisting on a large margin of safety between price and value and to picking good businesses and managements.

5)	Many international markets are cheap. In the UK, France, and Japan, dividend yields exceed long-term government bond yields.

6)	We have the strongest, most stable shareholder group in the industry. Your support, including net inflows of almost $40 million in the first quarter, has enabled us to discount cash flows for years, rather than days, and to buy when others are selling.

Shareholders have recently inquired about both our policy of hedging foreign currencies and our large exposure to Japan. The most important part of our approach to hedging currencies is the honesty it imposes on our appraisals. We

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

consider not only a company’s price-to-value ratio, but also the cost to hedge the currency before making an investment. For this reason, we have not invested in many emerging markets: after considering the country risk reflected in the cost to hedge the corresponding currency, most emerging market stocks are not cheap enough for us. We hedge only the portion of our portfolio that has meaningful economic exposure to a specific currency. Currently 60% of the portfolio is hedged. Most of our hedges have been against the Japanese yen, a currency that has remained within a narrow band over the last several years, despite a few violent moves. Longleaf International’s key driver of performance has been, and will continue to be, our security analysis. While our currency hedging neither detracts from nor contributes to our absolute returns, it may impact our returns relative to an unhedged index or to a similarly constituted, unhedged portfolio.

We have a large exposure to Japan because we are finding the most attractive companies there. We do not have a macro view on when Japan will exit its many current difficulties, but we do think that Japan’s macro problems are more than priced into our holdings. To the extent that we do look at macro measures, we are intrigued by two statistics listed in a recent Financial Times article(1):

In 1989 Japan’s GDP was 20.4 per cent of worldwide GDP, while the country’s market value accounted for 39.6 per cent of the global total. Now GDP is 16.9 per cent of global product but Japanese stocks account for a mere 8.9 per cent of total market value. . . Operating profit at Japan’s 1,000 largest companies is estimated by Toyo Keizai, the corporate data provider, to have grown by 24.3 per cent in the fiscal year to March 31 and is forecast to grow by 11.7 per cent in the current fiscal year.

Japan’s equity markets are hitting multi-decade lows at the same time that Japanese companies are getting serious about making money. These trends are linked because the main driver of market declines is forced selling by Japanese banks and insurers to investors who demand a real return. This creates a virtuous circle in which companies become more accountable to shareholders as prices decline and profits improve. We do not know when the market will turn, but we do know that the highest return, lowest risk investments will be made before it does.

Thank you again for your continued support during a difficult period. We are confident that your patience will be rewarded.

1	“Look for Colour in a Monochrome World,” Barney Jopson, Financial Times, April 7, 2003.

International Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2003

	International	EAFE	Inflation
	Fund	Index	Plus 10%

Year-to-Date	(11.84)%	(8.21)%	4.32%
One Year	(28.93)	(23.23)	13.02
Since Public Offering 10/26/98	7.69	(7.10)	12.92

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 38.4% of Net Assets)

The NipponKoa Insurance Company, Ltd.	9.3%
Japanese provider of both non-life (property/casualty) and life insurance services.

Shaw Communications Inc. (SJR)	9.0%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Vivendi Universal SA (V)	8.7%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

Yum! Brands, Inc. (YUM)	5.9%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains with a significant presence in the Far East. We believe that with the continued reinvestment of capital into China and other countries, international assets will become more than half of value.

Nippon Telegraph and Telephone Corporation	5.5%
Japanese provider of a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services.

PORTFOLIO CHANGES

January 1, 2003 through March 31, 2003

New Holdings	Eliminations

None	The Fuji Fire and Marine Insurance Company, Ltd.

International Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2003 (Unaudited)

Shares			Value

Common Stock and Warrants 97.9%
		Automobiles 4.1%
1,224,000		Renault SA (France)	$40,497,250
		Broadcasting and Cable 23.8%
2,380,018		The News Corporation Limited (Australia)	15,489,965
1,385,000		The News Corporation Limited ADR (Australia)	35,871,500
2,172,300		Nippon Broadcasting System, Inc. (Japan)	50,011,629
8,499,700		Shaw Communications Inc. – Class B (Canada)	89,331,847
79,082	*	SKY Perfect Communications Inc. (Japan)	45,683,227

			236,388,168

		Food 5.2%
9,851,000		Ezaki Glico Co., Ltd. (Japan)	51,423,250
		Multi-Industry 16.7%
127,134,000	*	BIL International Limited (Singapore)	29,889,310
1,167,900		Brascan Corporation (Canada)	23,367,528
4,247,000		Fiat S.p.A. (Italy)	26,091,892
213,200	*	Fiat Warrants 1-31-07 (Italy)	49,787
6,315,000		Vivendi Universal SA (France)	83,933,544
209,000		Vivendi Universal SA ADR (France)	2,800,600

			166,132,661

		Natural Resources 0.5%
3,349,996	*	Gendis Inc. (Canada)(b)	4,475,316
		Property & Casualty Insurance 17.5%
712,700		Fairfax Financial Holdings Limited (Canada)	36,339,996
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)	91,991,837
9,650,000		Sompo Japan Insurance Inc. (Japan)	45,084,331

			173,416,164

		Publishing 3.6%
4,507,000		Hollinger International Inc. (Canada)	35,605,300
		Real Estate 2.7%
3,195,000		Trizec Properties, Inc. (United States)	27,157,500
		Restaurants 5.9%
2,418,000	*	Yum! Brands Inc. (United States)	58,829,940

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2003 (Unaudited)

Shares			Value

		Retail 0.3%
417,000		Tokyo Style Co., Ltd. (Japan)	$3,520,130
		Technology 5.4%
406,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	6,389,936
3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	47,753,245

			54,143,181

		Telecommunications 12.2%
3,070,900	*	Amdocs Limited (Israel)	40,781,552
23,550,000		Cable & Wireless plc (United Kingdom)	25,682,788
15,965		Nippon Telegraph and Telephone Corporation (Japan)	54,257,843

			120,722,183

		Total Common Stocks and Warrants (Cost $1,244,111,837)	972,311,043

Principal
Amount

Short-Term Obligations 2.2%
21,990,000	Repurchase Agreement with State Street Bank, 0.60% due 4-1-03, Repurchase price $21,990,367 (Collateralized by U.S. government agency securities)	21,990,000

Total Investments (Cost $1,266,101,837)(a)	100.1%	994,301,043
Other Assets and Liabilities, Net	(0.1)	(804,724)

Net Assets	100.0%	$993,496,319

Net asset value per share		$8.79

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.
(b)	Illiquid security.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

32,500,000	British Pound 9-22-03	$50,800,819	$(315,319)
153,000,000	Canadian Dollar 9-22-03	102,910,568	572,692
79,200,000	Euro 6-27-03	86,157,447	(9,151,287)
14,238,000,000	Japanese Yen 6-27-03	120,428,325	125,017
26,700,000,000	Japanese Yen 9-22-03	226,450,166	(2,496,333)

		$586,747,325	$(11,265,230)

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2003 (Unaudited)

COUNTRY WEIGHTING OF

STOCKS & WARRANTS

Japan	35.2%
Canada	19.4
France	13.1
United States	8.8
Netherlands	5.6
Australia	5.3
Israel	4.2
Singapore	3.1
Italy	2.7
United Kingdom	2.6

100.0%

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund was down 5.0% in the first quarter, slightly worse than the Russell 2000’s loss of 4.5%, but better than Value-Line’s 7.4% decline. The combination of lower prices of some of our stocks, increasing values, and a few portfolio changes has created a compelling price-to-value ratio of 59%. Although prices are far below intrinsic worth at all our holdings, we are pleased with the progress at most of our businesses and with the quality of the overall portfolio.

We sold Catellus during the quarter as it moved closer to our appraisal. Real estate stocks have done relatively well during the bear market, yet fundamentals at many properties have become worse. Nelson Rising and his team at Catellus have done a laudable job, especially in a region that has been hardest hit by the dot.com bust. Proceeds from Catellus enabled us to own more of other businesses with steeper discounts and higher value growth prospects.

We also sold our position in Rogers to create a full position in Shaw Communications. Both companies are well-run cable operators in Canada. Shaw, however, is more straightforward since Rogers has a hefty wireless telecom component. With the run-up in Rogers due to its wireless exposure, the Shaw price became much more compelling.

Our largest position by far is our stake in Level 3 via both the regular and the convertible bonds. Good news at the company most heavily impacted the Fund’s three-month performance. Level 3 purchased Genuity at a price that we believe to be immediately value accretive, adding high margin revenues over a uniquely low fixed cost communications system. The bonds rose over 21%, and the stock price, which we use to price the convertible position, increased 5.3%.

Because of the significant appreciation of both the bonds and the converts, the bonds now represent 14% of the portfolio and the convertible notes 8%. Some have asked why we are willing to commit so much of our own capital (as the Fund’s largest shareholders) to one business. We own a large position because Level 3 is qualified in each of our investment criteria — good business, good people, and good price, and because of the safety afforded us as lenders. If we found other equally or more compelling opportunities, or if we no longer believed Level 3 was as qualified, we would reduce or sell the position. We would rather hold cash than risk our capital, but when we find something that is superior in so many aspects, we are not afraid to own a large stake. To protect shareholders we refrain from discussing when we might convert to shares or at what point we will trim our position. We will manage this investment as we do all others — price-to-value ratios and the desire for protection of capital and adequate return will rule the day.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

One of the most remarkable disconnects that we have ever seen in the capital markets has been the pricing of the various parts of Level 3’s capital structure. At one point last year, the bank debt of Level 3 sold at $.70 on the dollar. That price implied that the banks could not get repaid in full, and that neither the junior debt beneath the banks nor the common equity had any value. The $.70 bank debt pricing on roughly $1.1 billion in loans suggested $788 million in total enterprise value for Level 3’s assets. At the same time, the senior notes we owned in the Fund sold for $.46 on the dollar. To realize that value, the banks would first have to receive their full $1.1 billion. The total bank debt plus 46% of the senior notes’ face amount implied a total enterprise value of $2.8 billion. Lastly, the common stock sold for around $4 per share. The assumed dollar-for-dollar value for all debt plus an equity market cap of $1.8 billion equaled a total enterprise value of $8 billion. Efficient market subscribers cannot reconcile how lenders could say Level 3 was worth under $800 million while equity investors assigned an $8 billion value. This absurd price differential has tightened somewhat in the wake of the value-enhancing Genuity purchase. The bonds still trade at a substantial discount to par, and are especially attractive considering the huge cushion over par implied by the rising stock price. The stock is also discounted from our assessment of its intrinsic worth. We therefore remain comfortable owners of the converts.

We were less successful with our investment in Fleming which filed for Chapter 11 in the first quarter. Many of our shareholders have asked the same question we ponder in our effort always to improve — what went wrong? Our primary mistake was in our assessment of the people who, in spite of previous success at Fleming and elsewhere, allowed the business to run out of cash.

They failed to execute on their retail strategy by poorly operating the stores. As the numbers revealed bad results, management claimed to have secured buyers for the retail assets. This has not yet come to fruition. The failure of the retail business reduced our appraisal of the company significantly over the course of 2002. The price, however, was well below the remaining value for the wholesale business, and we therefore kept our stake.

Management misallocated capital by investing in infrastructure to serve Kmart exclusively while not securing the revenue and cost benefits anticipated from the agreement. They mismanaged supplier relationships and therefore working capital by most recently extending payment time so far that suppliers insisted on much stricter terms to provide goods. The company ran out of cash when the banks withdrew their support, just as management needed it. In spite of the mismanagement Fleming is still one of the two nationwide independent food

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

wholesalers in the country, and the bankruptcy filing shows over $12/share in net assets. We know that we will not recover our approximately $14 per share cost, nor are equity holders likely to receive the $12 in net assets. We are evaluating how we go forward, assessing the likelihood of some investment recovery versus the 0.1% of the Fund’s net assets involved.

The price of one other holding, Fairfax Financial, fell over 36% in the first three months. This share weakness did not reflect a decline in our appraisal of the company. To the contrary, this property and casualty insurer began to show dramatically improved underwriting results, reported significant investment gains which grew book value materially, and received affirmation of its ongoing insurance subsidiaries’ ratings by A.M. Best. Fairfax also announced an IPO of part of its valuable Canadian insurance subsidiaries, offering those subsidiaries increased flexibility while reducing leverage at the Fairfax holding company level.

Most stock price declines in the quarter were unrelated to the fundamentals at the companies we own. Examples of strong business results and poor stock price performance include NCR, where Teradata’s dominance continues to build, and Hollinger, where operating cash flows are growing, the balance sheet has been completely refinanced, and London newspaper price wars are abating.

We are confident in the current portfolio’s long-term opportunity and strength. In addition, taxable investors have the benefit of realized losses and unrealized depreciation going forward.

Small-Cap Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2003

			Value-Line
	Small-Cap	Russell 2000	(Geometric)	Inflation
	Fund	Index	Index	Plus 10%

Year-to-Date	(4.97)%	(4.49)%	(7.39)%	4.32%
One Year	(17.71)	(26.96)	(35.36)	13.02
Five Years	2.57	(4.12)	(13.33)	12.58
Ten Years	11.49	6.22	(1.35)	12.52

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 44.2% of Net Assets)

Level 3 Communications, Inc.

Corporate Bonds	14.2%

Convertible Notes	8.0%

Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

Shaw Communications Inc. (SJR)	6.5%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Forest City Enterprises, Inc. (FCE)	5.2%
A diversified, national real estate owner and operator of retail and office properties as well as residential units. Forest City is developing several high profile urban in-fill projects throughout the U.S.

The Neiman Marcus Group, Inc. (NMG)	5.2%
High-end retailer with Bergdorf Goodman and Neiman Marcus Stores.

TimberWest Forest Corp. (TWF)	5.1%
Largest private land owner in Western Canada with 334,000 hectares of private timberlands located on Vancouver Island in British Columbia.

PORTFOLIO CHANGES

January 1, 2003 through March 31, 2003

New Holdings	Eliminations

None	Catellus Development Corporation Rogers Communications, Inc.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2003 (Unaudited)

Shares			Value

Common Stock 76.2%
		Beverages 3.7%
4,830,100		PepsiAmericas, Inc.	$56,801,976
		Broadcasting and Cable 6.5%
9,466,700		Shaw Communications Inc. – Class B (Foreign)	99,495,017
		Commercial Lighting 4.6%
2,140,300	*	Genlyte Group Incorporated	70,779,721
		Construction Materials 3.6%
2,881,000		Texas Industries, Inc	55,401,630
		Data Processing 4.6%
3,811,700	*	NCR Corporation	69,906,578
		Financial Services 7.1%
391,294	*	Alleghany Corporation	64,074,465
2,089,600		The MONY Group Inc.	43,672,640

			107,747,105

		Food Manufacturing 3.4%
2,018,400	*	Ralcorp Holdings, Inc.	52,559,136
		Grocery – Retail 2.7%
3,394,100		Ruddick Corporation	41,747,430
		Grocery – Wholesale 0.3%
8,000,000	*	Fleming Companies, Inc.	4,000,000
		Lodging 4.7%
6,133,653		Hilton Hotels Corporation	71,211,711
		Manufacturing 2.3%
8,840,000	*	U.S. Industries, Inc.	35,006,400
		Multi-Industry 3.9%
3,000,000		Brascan Corporation (Foreign)	60,024,475
		Natural Resources 7.4%
1,495,000		Deltic Timber Corporation	35,730,500
9,288,000		TimberWest Forest Corp. (Foreign)	77,920,946

			113,651,446

		Property & Casualty Insurance 3.0%
896,000		Fairfax Financial Holdings Limited (Foreign)	45,686,314
		Publishing 3.6%
7,042,000		Hollinger International Inc. (Foreign)	55,631,800
		Real Estate 5.2%
2,271,675		Forest City Enterprises, Inc. – Class A	79,008,857

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2003 (Unaudited)

Shares			Value

		Restaurants 4.4%
2,978,100		IHOP Corp.	$67,126,374
		Retail 5.2%
555,200	*	The Neiman Marcus Group, Inc. – Class A	16,095,248
2,333,700	*	The Neiman Marcus Group, Inc. – Class B	62,753,193

			78,848,441

		Total Common Stocks (Cost $1,390,180,662)	1,164,634,411

Principal
Amount

Corporate Bonds 22.2%
	Telecommunications 22.2%
276,000,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	216,660,000
34,080,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	17,167,800
70,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12	105,923,720

	Total Corporate Bonds (Cost $216,118,055)	339,751,520

Short-Term Obligation 2.2%
32,928,000	Repurchase Agreement with State Street Bank, 0.60% due 4-1-03, Repurchase Price $32,928,549 (Collateralized by U.S. government agency securities)	32,928,000

Total Investments (Cost $1,639,226,717)(a)	100.6%	1,537,313,931
Other Assets and Liabilities, Net	(0.6)	(8,946,393)

Net Assets	100.0%	$1,528,367,538

Net asset value per share		$19.32

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.

Note:	Companies designated as “Foreign” represent 22% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain

95,000,000	Canadian Dollar 9-22-03	$63,898,719	$355,593

(Intentionally Left Blank)

APPENDIX

We had an enthusiastic response to our request for questions and items of interest to be reviewed in this quarterly report. We have listed the specific questions that we received before press time and have not addressed elsewhere in this report. Inquiries relating to the war, the economy, political leanings, interest rate forecasts, market prognostications, the state of corporate balance sheets generally, consumer debt levels’ impact on the market, and the economy are all topics where our insights may be no better than the questioner’s. Furthermore, even if we could develop high convictions about these imponderables, they would not enter into our calculus as we consider whether to own a competitively entrenched business for the next 5 to 10 years. Thus, only the non-macro questions will be addressed. We have also refrained from answering questions about particular companies or about specific opportunities. Showing our hand does not benefit Longleaf’s shareholders.

What is the likelihood of meeting the inflation plus 10% goal going forward? Our average price-to-value relationships have been around 67% historically. From that level we have been able to exceed inflation plus 10% over the long term. Given that the three Funds’ current P/V’s are materially below their historical averages and that we believe the quality of our holdings today exceeds the long-term norm, we are quite sanguine about our future compounding prospects.

When a bull market returns, are Longleaf’s funds likely to lag growth funds? Investing should not be bifurcated into growth and value. All serious long-term investors are interested in buying companies cheaply and having their corporate values grow at a reasonable rate. Our approach of selecting investments based on business, people, and price is as focused on long-term intrinsic value accretion as on buying corporate values at less than 60% of appraisal. Our returns will be driven by the individual components of our portfolios, those companies’ economics, and the operating and capital allocation decisions of their managements — not by whether they are classified as growth or value selections. We trust that they will be both.

Where are the best growth opportunities in the next 5-10 years? Many companies’ growth rates may exceed real GDP in the next 5-10 years, but relatively few have prices that do not already reflect those expectations, many of which will not be realized. Thus, the question needs to encompass the price paid for the security relative to its corresponding corporate value growth. The Longleaf Funds have selected companies where we believe future corporate value growth will be greater than our discount rate of 10-12%. We have also sought to buy them at less than 60% of our appraisal, thereby building in a large “margin of

APPENDIX

safety” to protect our capital in the event our growth assumptions are not realized.

Would stock dividend tax relief cause us to own more high dividend companies? It probably would not. Our appraisals of asset values are before any consideration of how to most tax-efficiently distribute cash to shareholders. A change in the law might cause some of our companies to pay out more cash to shareholders rather than retaining it or repurchasing shares. The after-tax value of a company distributing all of its free cash flow would become more valuable to taxable investors. But, these low growth companies most likely would fail to meet our less than 60% of appraisal/margin of safety test.

When you make a purchase or sale, is it ever affected by your analysis of the market as a whole, or is it always strictly the individual stock’s fundamentals? The market gets no consideration. We are interested in above average, competitively entrenched businesses that are likely to grow their intrinsic values at a rate greater than our discount rate and are available at less than 60% of our appraisal.

Do we ever “sit out” of the market or move into other assets such as gold, timber, or REITS to preserve capital because we think the market will decline? No.

Do we ever sell because of a market call as opposed to a stock’s fundamentals? No.

It appears that change is more rapid. How do we assess the stability and permanence of above-average margins, proprietary products, and other aspects of business results? It is all case-by-case. Above-average margins may indicate a superior long-term franchise, or one that is about to come under attack. “Proprietary products” is a loaded phrase; we spend quite a bit of time trying to assess whether certain products are truly proprietary, i.e. do they have increasing “share of mind,” true barriers to entry, scale advantages, legal protections, etc.

Do we look at debt differently than in the past? Do we consider leverage ratios across the portfolio as a whole? We look at debt as we always have. Free cash flow coverage of interest expense, asset value compared to debt, and structure of the debt remain paramount. We do not consider leverage ratios across the portfolio as a whole.

How do you come up with a capitalization rate for a company when calculating the terminal value? For terminal value, we assume zero or very low growth from that point on, leading to a P/E that usually ranges from 10X to 12X.

APPENDIX

That is very conservative, and instills the discipline of not using terminal values that are higher than our normal initial purchase multiples.

How does consideration of deflation and derivatives affect our appraisals? Deflation would factor into company-by-company growth rates. It would also indirectly affect bond rates and therefore discount rates. Derivatives are also case-by-case. To the extent that they’re understandable and disclosed, we factor them into our appraisals. If they are not understandable or if full disclosure is an issue, that particular company will not be a candidate for investment.

Does increased volatility change our valuation parameters? Increased volatility does not affect our valuation parameters since those valuations do not use CAPM (capital asset pricing model) or any other metric that defines risk as volatility. Volatility in stock prices is generally good since it offers more undervaluation to purchase and overvaluation in which to sell.

Do we adjust our discount rates based on the level and direction of P/E’s or interest rates or other factors? Our discount rate for any particular company is based on a normal premium over the subject company’s corporate debt rates.

I would like to know the life expectancy of this team so I will know when to sell. We would like to know the answer to your query as well! We firmly believe that the traditions we have built at Southeastern over the last 28 years will endure and that the firm’s younger owners are more than qualified to carry on the legacy. There are capital and business succession plans in place which address disability, death, or departure.

What is the long-term plan of the investment team? Individually and collectively, we are committed to continuing to improve the execution of our investment disciplines at Southeastern. Our employees and associates comprise the largest investment group across the three Longleaf Funds. We are not aware of anyone here who plans to pursue an investment career other than with Southeastern Asset Management.

Do you have transition plans and personnel development plans? Yes, we have both. We are constantly reviewing whether our research team is sufficiently staffed to meet our commitment to the three Longleaf Funds’ universes. We think they are, but we are also discussing when to begin adding the third generation of junior research associates.

I love Southeastern because of its owner-oriented (to paraphrase Buffett) approach to its investors. While you lead the industry in helpful disclosure, I for one would appreciate more specificity on “insider ownership” and

APPENDIX

“insider transactions” in the three funds. Instead of just saying “we are adding to our personal holdings” could you tell us who, how much and at what price. We will not be more specific on insider ownership and inside transactions. The relevant facts remain that we are very large holders, and we require our associates to use the Longleaf Funds for their equity investing. Beyond that, specifics by individual get into privacy issues for our own people.

I have long wondered how expenses are deducted from the NAV. Is it done daily? Do you amortize all the expenses for the month so that each day is expensed equally? Expenses are deducted daily based on 1/365th of the annualized costs. These costs are budgeted and adjusted to actual on a rolling basis. Fortunately, expenses are estimable and small in comparison to the total assets of the Funds.

Shouldn’t an increasing level of “perma-holdings” have a beneficial effect on reducing operating expenses? Operating expenses of the Funds would not change. However, if our holding periods lengthen, our commission and transaction costs would be less burdensome to our annual returns and our tax efficiency would improve, i.e., our long-term capital gains tax obligations would be further deferred.

Will we open another small cap fund or re-open the current one? We do not expect to re-open the Small-Cap Fund because of its current size, our discipline of concentrating in our 20 most qualified investments, and the limiting capitalizations of those companies defined as small cap. We will not open another domestic small cap fund.

Will we open a small cap international fund? We have no current intentions of opening a small cap international fund.

How do you balance the business versus the management in your analysis? Specifically, for example, YUM grants a very large amount, 2-3% of the company in options each year to the management, and they do not have a performance based or cost of capital factor. I understand the powerful free cash flow capability, high return on invested capital, improving operations, and huge opportunity for KFC in China, and seemingly strong Board of Directors, but it just doesn’t seem like the management is truly owner-oriented . . . they are more carried interest focused. No comment on YUM’s options. In general, we’re looking at total company issuance but also how much top management takes for themselves. At times it’s acceptable to grant options further down the management ladder in an organization, which boosts the overall

APPENDIX

number of grants but doesn’t represent hogging by management. We also factor in a recurring amount of forfeitures.

Without giving away proprietary knowledge, how do you value the position in GMH? Yes, it is at a discount to DISH, adjusting for Pan Am Sat and HNS, and the cable TV stocks, but on a pure discounted DCF, with Longleaf hurdle rates, how do you value a Direct TV stub?

Can you comment on IHOP? The new senior management team has not bought any stock personally (why?) on joining, and the CFO was at the Disney stores when they melted down, and Ms. Stewart had a mixed record at Applebees and YUM, I think. They have not bought any shares back even though they have the authorization and the stock is down. Why? Do you think the explanation on why they did not monetize the receivables and return the cash to owners made sense?

What are the prospects for hotels given the current uncertainty?

No comment — it does not benefit shareholders to discuss the detail of our research and appraisals.

Specifically, are you seeing opportunity in defense stocks, tobacco, timber, drug stocks?

How do cable valuations look?

Will the Funds consider ever entering the precious metals sector?

No comment — it does not benefit shareholders to discuss stocks we might be considering for purchase or sale.

In likely best returns for the next 1-3 years, how would you rank U.S. large companies, U.S. small companies, European companies, Far East companies, and high yield junk bonds? No comment. We do not project short-term returns nor do we look at asset classes as part of our analysis.

(Intentionally Left Blank)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
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CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com